Exhibit 99.2

cognizant

Q4 2022

"The trust and longevity that define Cognizant's strategic partnerships with global clients provide exciting opportunities to further strengthen and grow these relationships as we expand our portfolio of digital services. As I continue to listen and learn, I have been deeply impressed with the knowledge, skills, and motivation of our associates. They are dedicated to helping our clients succeed and determined to compete and win to expand our global leadership in technology services. My immediate focus is on creating the conditions for our associates to excel and ensuring that all 355,000 of us operate with a growth mindset."

Ravi Kumar S | Chief Executive Officer

Revenue

$4.8 billion

Reported YoY ↑ 1.3%

Constant Currency YoY ↑ 4.1%

Digital revenue up ~4% year-over-year, or ~7% in constant currency, and represents 51% of total revenue

GAAP and Adjusted Operating Margin | 14.2%

GAAP EPS | $1.02

Adjusted Diluted EPS | $1.01

Cash Flow	Cash Flow From Operations	Free Cash Flow
	$702M	$612M

Capital Return	Q4 2022 Dividend	Q4 2022 Share Repurchases
	$139M $0.27/share	$315M

Revenue by Geography

($ In billions)

Reported YoY | Constant Currency YoY

Rest of World ↓ 0.6% ↑ 7.2%

Europe ↓ 3.2% ↑ 7.7%

North America ↑ 2.7% ↑ 2.9%


$0.3
$0.9
$3.6

Revenue by Segment

($ In billions)

Reported YoY | Constant Currency YoY

Communications, Media & Technology ↑ 5.4% ↑ 9.3%

Products & Resources ↑ 2.9% ↑ 6.8%

Financial Services ↓ 4.3% ↓ 1.4%

Health Sciences ↑ 4.1% ↑ 5.4%


$0.8
$1.5
$1.1
$1.4

Employee Metrics

Total Employees	355,300	+5,900 QoQ +24,700 YoY
Voluntary Annualized Attrition		19% Down 10 pts. QoQ
Voluntary Trailing 12-Month Attrition		26% Down 2 pts. YoY

Acquisitions Announced

austincsi

UTEGRATION® Connecting utilities to the future.®

mobica

Q4 2022 year-over-year revenue growth reflects the negative impact from the sale of the Samlink subsidiary. Q4 2022 GAAP / Adjusted Operating Margin and GAAP / Adjusted EPS included an impairment of capitalized costs related to a customer contract. For more information on the impact from the sale of the Samlink subsidiary, the impairment of capitalized costs, digital revenue and for non-GAAP financial reconciliations refer to Cognizant's 2022 fourth quarter earnings release issued on February 2, 2023, which accompanies this presentation and is available at investors.cognizant.com.

cognizant

FY 2022

"We exited the year with a meaningful improvement in voluntary attrition, which will help us put greater focus on improving our commercial momentum. We also continued to execute our balanced capital allocation framework, returning nearly $2 billion to shareholders through dividends and share repurchases in 2022, and announcing four acquisitions in the last three months alone."

Jan Siegmund | Chief Financial Officer

Revenue

$19.4 billion

Reported YoY ↑ 5.0%

Constant Currency YoY ↑ 7.5%

Digital revenue up ~11% year-over-year, or ~13% in constant currency, and represents 51% of total revenue

GAAP and Adjusted Operating Margin | 15.3%	GAAP EPS | $4.41	Adjusted Diluted EPS | $4.40	

Cash Flow	Cash Flow From Operations $2,568M	Free Cash Flow $2,236M	Capital Return	FY 2022 Dividend $564M $1.08/share	FY 2022 Share Repurchases $1,422M

Revenue by Geography

($ In billions)

Reported YoY | Constant Currency YoY

Rest of World ↑ 6.0% ↑ 12.1%

Europe ↑ 1.2 % ↑ 11.4%


$1.4
$3.6
$14.4

North America ↑ 5.9% ↑ 6.0%

Revenue by Segment

($ In billions)

Reported YoY | Constant Currency YoY

Communications, Media & Technology ↑ 11.1% ↑ 14.6%

Products & Resources ↑ 6.8% ↑ 10.2%


$3.1
$6.1
$4.6
$5.6

Financial Services ↑ 0.3 % ↑ 2.8%

Health Sciences ↑ 5.5% ↑ 6.8%

Acquisitions Announced

The professional services and application management practices of onesource VIRTUAL

austincsi

UTEGRATION® Connecting utilities to the future.®

mobica

FY 2022 year-over-year revenue growth reflects the negative impact from the sale of the Samlink subsidiary. FY 2022 GAAP / Adjusted Operating Margin and GAAP / Adjusted EPS included an impairment of capitalized costs related to a customer contract. For more information on the impact from the sale of the Samlink subsidiary, digital revenue and for non-GAAP financial reconciliations refer to Cognizant's 2022 fourth quarter earnings release issued on February 2, 2023, which accompanies this presentation and is available at investors.cognizant.com.